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                  LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS
                 AND SECURITY AGREEMENT WITH FINANCING STATEMENT
                                (FIXTURE FILING)


                           Dated as of March 31, 1990


                                      FROM


                         MESA PSYCHIATRIC HOSPITAL, INC.

                                                                 (the "Grantor")

                                       TO


                      TRANSAMERICA TITLE INSURANCE COMPANY

                                                        (the "Security Trustee")


                               For the Benefit of
                    The Citizens and Southern National Bank,
                      and Susan L. Adams, as trustees under
                  a Trust Indenture dated as of March 31, 1990

                (the "Indenture Trustees" or the "Beneficiaries")



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                                                         This instrument was
                                                         prepared by and when
                                                         recorded return to:
(Mesa, Arizona)
                                                         Michael G. McGee
                                                         Chapman and Cutler
                                                         111 West Monroe Street
                                                         Chicago, Illinois 60603

                                Table of Contents

Section                                                                     Page

Parties......................................................................  1

Granting Clauses.............................................................  2

1.  DEFINITIONS.............................................................. 11

2.  GENERAL COVENANTS AND WARRANTIES......................................... 15
         2.1.     Note Agreements and Indenture Covenants.................... 15
         2.2.     Ownership of Granted Property.............................. 15
         2.3.     Further Assurances......................................... 15
         2.4.     Payment of Principal and Interest.......................... 16
         2.5.     Maintenance of Granted Property, Other Liens,
                  Compliance with Laws, Etc.................................. 16
         2.6.     Insurance.................................................. 17
         2.7.     Payment of Taxes and Other Charges......................... 20
         2.8.     Advances................................................... 21
         2.9.     Recordation................................................ 21
         2.10.    After-Acquired Property.................................... 21
         2.11.    Priority of this Deed of Trust; Future
                  Advances; Extensions, Modifications, and
                  Renewals................................................... 22

3.  POSSESSION, USE AND RELEASE OF PROPERTY.................................. 22
         3.1.     Possession by Company; Dispositions Without
                  Release.................................................... 22
         3.2.     Eminent Domain............................................. 24
         3.3.     Purchaser Protected........................................ 25
         3.4.     Release of Granted Property - Indenture
                  Trustees Consent........................................... 25

4.       APPLICATION OF INSURANCE AND CERTAIN OTHER MONEYS
         RECEIVED BY THE INDENTURE TRUSTEES.................................. 26
         4.1.     Insurance Proceeds and Condemnation Awards................. 26
         4.2.     Other Proceeds............................................. 28

5.  DEFAULTS AND REMEDIES THEREFOR........................................... 28
         5.1.     Events of Default.......................................... 28
         5.2.     Remedies................................................... 28
         5.3.     Application of Proceeds.................................... 34
         5.4.     Waiver of Extension, Appraisement and Stay
                  Laws....................................................... 34
         5.5.     Effect of Discontinuance of Proceedings.................... 35
         5.6.     Delay or Omission Not a Waiver............................. 35

6.  MISCELLANEOUS............................................................ 36
         6.1.     Successors and Assigns..................................... 36

Section                                                                     Page


         6.2.     Severability............................................... 36
         6.3.     Addresses for Notices...................................... 36
         6.4.     Headings and Table of Contents............................. 37
         6.5.     Release of Deed of Trust................................... 37
         6.6.     Counterparts............................................... 37
         6.7.     GOVERNING LAW.............................................. 37
         6.8.     Successor Security Trustee................................. 37

          THIS LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT WITH FINANCING STATEMENT (FIXTURE FILING) dated as of March 31, 1990 (the "Deed of Trust") from MESA PSYCHIATRIC HOSPITAL, INC., an Arizona corporation (the "Grantor"), having its principal office at 570 West Brown Road, Mesa, Arizona 85201 to TRANSAMERICA TITLE INSURANCE COMPANY, a California corporation (the "Security Trustee"), whose post office address is 235 North 1st Avenue, Phoenix, Arizona 85003 for the benefit of The Citizens and Southern National Bank, a national banking association, and SUSAN L. ADAMS, as trustees under the hereinafter defined Indenture (together, the "Indenture Trustees"), having an address as set forth in Section 6.3 hereof.

                                 R E C I T A L S

          A. Pursuant to a Lease dated May 12, 1986 (the "Ground Lease") Lutheran Hospitals and Homes Society of America, a North Dakota non-profit corporation (the "Fee Owner") demised and let to the Grantor the real property described in Annex A hereto. A memorandum of the Ground Lease was recorded on September 26, 1986 in Document Number 86-525337 in the records of the recorder of Maricopa County, Arizona.

          B. The Grantor together with the other Obligors have entered into that certain Trust Indenture dated as of March 31, 1990 (the "Indenture") with The Citizens and Souther National Bank and Susan L. Adams, as Indenture Trustees, pursuant to which the Obligors provide for, among other things, the creation and securing of the full and prompt payment of all amounts due with respect thereto of the 11.6% Senior Secured Notes of the Obligors due March 31, 2000 in an aggregate principal amount of $56,500,000 (the "Senior Secured Notes") and the 15.6% Subordinated Secured Notes, of the Obligors due March 31, 2000 in an aggregate principal amount of $3,000,000 (the "Subordinated Secured Notes") which Senior Secured Notes and Subordinated Secured Notes (hereinafter collectively referred to as the "Notes") constitute the joint and several obligation of the Obligors and are further described in the Indenture. The holders from time to time of the Notes are hereinafter collectively referred to as the "Noteholders". Unless herein otherwise defined, all capitalized terms used herein shall have the same meaning as defined in the Indenture.

          C. The Obligors require funds to prepay certain indebtedness for borrowed money of the Obligors (which indebtedness was issued by or guaranteed by each of the Obligors) and to finance capital expenditures, renovations and construction at facilities owned by certain of the Obligors and in order to strengthen the financial and operating condition of each and every Obligor, directly and indirectly, as a result of the enhanced ability of the Company to provide financial, accounting, consulting and administrative assistance and services to each other Obligor. In order to provide funds for such purposes, the Obligors have entered into separate and several Note Purchase Agreements each dated as of March 31, 1990 (the "Note Agreements") with each of the
Institutional Investors (the "Purchasers") named in Schedule I thereto, providing for the commitment of the Purchasers to purchase the Notes.

          D. The Notes are further secured by the Pledge and Security Agreements dated as of March 31, 1990 (the "Pledges") from the Company, Michigan Psychiatric Services, Inc., Americare of Galax, Inc. and Bountiful Psychiatric Hospital, Inc. to the Trustee.

          E. The Notes and all principal thereof, premium if any, and interest thereon and all additional amounts and other sums at any time due and owing from, and required to be paid by the Obligors, under the terms of the Notes, the Note Agreements, the Indenture, the Pledge, this Deed of Trust or any other mortgage or deed of trust executed and delivered by the other Obligors pursuant to the Indenture are hereinafter sometimes referred to as the "Indebtedness hereby secured".

          F. The Grantor is duly authorized under all applicable provisions of law, its charter and by-laws to issue the Notes and other indebtedness hereby secured, to execute and deliver this Deed of Trust and to grant, convey and assign the "Granted Property" (as hereinafter defined) to the Security Trustee as security for the Notes and all corporate action and all consents, approvals and other authorizations and all other acts and things necessary to make this Deed of Trust the valid, binding and legal instrument for the security of the Notes have been done and performed.

          G. The Purchasers have required as a condition to their purchase of the Notes that the Grantor execute and deliver this Deed of Trust as security for the payment of the Notes.

          NOW, THEREFORE, THIS DEED OF TRUST WITNESSETH: That the Grantor, in consideration of the premises, the purchase and acceptance of the Notes by the Purchasers, and the sum of Ten Dollars received by the Grantor from the Purchasers and the Indenture Trustees and the Security

Trustee and other good and valuable consideration, receipt whereof is hereby acknowledged, and in order to strengthen the financial and operating condition of each and every Obligor directly and indirectly, as a result of the enhanced ability of the Company to provide financial, accounting, consulting and administrative assistance and services to each other Obligor, and in order to secure the payment of the principal of, premium, if any, and interest on the Notes according to their tenor and effect, and to secure the payment of all other indebtedness hereby secured and the performance and observance of all the covenants, agreements and conditions contained in the Notes, this Deed of Trust, the Note Agreements and indenture, the Grantor does hereby warrant, pledge, assign, bargain, hypothecate, convey, grant, transfer and set over unto the Security Trustee and its successors in trust and assigns, and, where applicable, to the Indenture Trustees for the purposes of personality, rents, issues and profits, WITH POWER OF SALE, in and to all and singular the following described properties, rights, interest and privileges and all of the Grantor's estate, right, title and interest therein, thereto and thereunder (all of which properties hereby granted, assigned and pledged or intended so to be are hereinafter collectively referred to as the "Granted Property"):

                               GRANTING CLAUSE I

          All the leasehold estate of the Grantor in the real property and all the rights, privileges and franchises associated with the parcels of land in Maricopa County, State of Arizona, described in Annex A attached hereto and made a part hereof, including without limitation all right, title and interest of the Grantor in, to and under the Ground Lease, together with the entire interest of the Grantor in and to all buildings, structures, improvements and appurtenances now standing, or at any time hereafter constructed or placed upon such land, including all right, title and interest of the Grantor, if any, in and to all building material, building equipment, and (except as hereinafter set forth) all fixtures of every kind and nature whatsoever on said land or in any building, structure or improvement now or hereafter standing on said land which are classified as fixtures under applicable law and which are used in connection with the operation, maintenance or protection of said buildings, structure and improvements as such (including, without limitation, all boilers, air conditioning, ventilating, plumbing, heating, lighting and electrical systems and apparatus, all communications equipment and intercom systems and apparatus, all sprinkler equipment and apparatus, and all elevators and escalators).

All items included under this Deed of Trust, and the reversion or reversions, remainder or remainders, in and to said land, and together with the entire interest of the Grantor in and to all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances to said land, belonging or in anywise appertaining thereto, including, without limitation, the entire right, title and interest of the Grantor, in, to and under any streets, ways, alleys, gores or strips of land adjoining said land, and all claims or demands whatsoever of the Grantor either in law or in equity, in possession or expectance, of, in and to said land, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described, which is now owned or is hereafter acquired by the Grantor and is affixed or attached or annexed to said land, shall be and remain or become and constitute a portion of said land and the security covered by and subject to the lien of the Deed of Trust, together with all accessions, parts and appurtenances appertaining or attached thereto and all substitution, renewals or replacements of and additions, improvements, accessions and accumulations to any and all thereof, and together with all rents, income, revenues, awards, issues and profits thereof, and the present and continuing right to make claim for, collect, receive and receipt for any and all of such rents, income, revenues, awards, issues and profits arising therefrom or in connection therewith (all such property being hereinafter collectively referred to as the "Land Parcels"). The Granted Property shall not include any personal property or equipment not owned by the Grantor so long as the same can be removed without causing material damage to the Granted Property (all such property being hereafter collectively referred to as "Excluded Property"). The Excluded Property is described in Annex B hereto.

                               GRANTING CLAUSE II

          All machinery and equipment in all of its forms, wherever located, now or hereafter existing (including, but not limited to, all drugs, environmental monitoring devices, medical supplies, hospital supplies, uniforms, x-ray or nuclear magnetic resonance devices, imaging devices, laboratory equipment, medical equipment, surgical equipment, quality control equipment, motors, test equipment, computer software, data processing equipment, printers, presses, computer test equipment, industrial machinery, equipment and fixtures, transportation equipment, office and other machinery, video or audio reproduction devices, stretchers, wheel-chairs, furniture, aircraft, ambulances, rolling stock, motor vehicles, trailers, tractors, trucks, cars, tools, spare parts and fuel, items employed in the maintenance or repair of any structure or any grounds, all foodstuffs of any kind, drawings, books, records and equipment containing books and records or in which books and records are stored), and all parts thereof and all accessions thereto and replacements thereof, together with any additional machinery and equipment that may become part of the Granted Property or located on the Land Parcels and less any Equipment that may be deleted from the Granted Property or removed from the Land Parcels, all in accordance with the terms of this Deed of Trust (any and all such machinery, equipment, parts and accessions being the "Equipment");

                               GRANTING CLAUSE III

          All insurance proceeds, judgments, awards of damages, settlements and other compensation arising out of any damage, destruction, condemnation or taking of the Granted Property; GRANTING CLAUSE IV

          All leases and subleases belonging or otherwise appertaining to the Land Parcels, including all extended terms and all extensions and renewals of the term of such leases and subleases, together with all right, title and interest of the Grantor as lessor sublessor thereunder, including, without limitation, the present and continuing right to make claim for, collect, receive and receipt for any and all of the rents, income, revenues, issues and profits and other sums of money payable or receivable under such leases and subleases, whether payable as rent or otherwise, to receive and give notices thereunder, to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which the Grantor or any other lessor or sublessor is or may become entitled to do under the leases and subleases; provided that the assignment made by this Granting Clause IV shall not impair or diminish any obligation of the Grantor under the leases and subleases, nor shall any such obligation be imposed upon the Indenture Trustees or the holder of any Note;

                                GRANTING CLAUSE V

          All inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to (i) drugs, medical supplies, hospital supplies, books, uniforms, medical equipment, surgical equipment, video or audio reproduction devices and foodstuffs of any kind, (ii) goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Grantor has an interest or right as consignee), and (iii) goods that are returned to or repossessed by the Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "inventory");

                               GRANTING CLAUSE VI

          All agreements listed on Schedule II, as each of such agreements may be amended, supplemented or otherwise modified and in effect from time to time (such agreements as so amended or modified and in effect, being the "Assigned Agreements"), including, without limitation, (i) all rights of the Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of the Grantor for damages arising out of or for breach of or default or misrepresentation under the Assigned Agreements or any documents, instruments or opinions delivered pursuant thereto, (iv) the right of the grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, and (v) all rights to receive per diem or other reimbursements and payments from private insurance companies, federal or state governmental agencies or any other person or entity in respect of services provided (in each case, to the extent permitted by law);

                               GRANTING CLAUSE VII

          All of the following collateral (the "Security Collateral");

          (A) all shares (the "Pledged Shares") of stock described in Schedule III and issued by the corporations named therein and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property form time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

          (B) all additional shares of stock from time to time acquired by the Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares;

                              GRANTING CLAUSE VIII

          To the extent not otherwise covered by Granting Clauses I through VII, inclusive, all cash, accounts, general intangibles (including, but not limited to, all governmental or regulatory permits or certificates (to the extent permitted by law); rights to receive per diem or other reimbursements and payments form private insurance companies, federal or state governmental agencies or any other person or entity in respect of services provided (in each case, to the extent permitted by law); tax refunds; intellectual property rights of any kind (whether arising under federal, state or foreign law), know how, trade secrets, engineering plans, computer software, drawings and other proprietary information (including without limitation any business or organization plans, reports or projections of any kind, whether or not fixed in any tangible medium); patents and patent applications; unpatented inventions (whether or not patentable); copyrights; trademarks, trade names, service marks, trademark and service mark applications, and all goodwill to which the Grantor is entitled or of any businesses in which the Grantor is engaged, whether or not such goodwill is associated with or related to any such mark or application; license agreements relating to any of the foregoing and income therefrom; and the right to sue for all past, present and future infringements of the foregoing, contract rights to the extent a security interest or lien may be granted in or on such contract rights pursuant to the relevant contract (including, but not limited to, all rights of the Grantor to receive moneys due and to become due under or pursuant to any accounts, general intangibles and contract rights and all of the rights of the Grantor to terminate, and to perform, compel performance and otherwise exercise all remedies under, such accounts, general intangibles and contract rights), chattel paper, instruments and other obligations, in each case, of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all mortgages, security agreements, leases and other contracts securing or otherwise relating to andy such cash, accounts, general intangibles, contract rights, chattel paper, instruments or other obligations (any and all such cash, accounts, general intangibles, contract rights, chattel paper, instruments and obligations being the "Receivables", and any and all such mortgages, security agreements, leases and other contracts being the "Related Contracts"); and

                               GRANTING CLAUSE IX

          All proceeds of any and all of the foregoing Granted Property including, without limitation, proceeds that constitute property of the types described in Granting Clauses I through VIII, inclusive, and, to the extent not otherwise included, (x) all payments under Insurance (whether or not the Indenture Trustees are the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Granted Property, and (y) all cash, wherever located, not included above in clause (x).

          SUBJECT, HOWEVER, to Permitted Encumbrances, as defined in section 1 hereof;

          TO HAVE AND TO HOLD the Granted Property unto the Security Trustee and its successors in trust and assigns forever for the purpose of securing performance of each agreement, covenant and warranty of the Grantor contained herein and payment of the indebtedness hereby secured from time to time issued under and pursuant to the Note Agreements and the Indenture. It is understood and agreed that this Deed of Trust is to secure the obligation of the Grantor to repay all sums due or to become due in respect of the Notes executed and delivered pursuant to the Note Agreements and the Indenture, including those heretofore executed and those of even date herewith.

          IN TRUST, NEVERTHELESS, WITH POWER OF SALE, upon the terms and trust herein set forth for the benefit and security of all present and future Indenture Trustees and Noteholders in accordance with the terms of the Indenture and the Notes and all other sums payable hereunder or under the Indenture and the Notes, and for the performance and observance of the Indenture, the Notes and this Deed of Trust, all as herein set forth.

          PROVIDED, NEVERTHELESS, and these presents are upon the express condition that if the Grantor performs the covenants herein and in the Indenture contained and pays to the Indenture Trustee, its successors in trust and assigns, the full amount of all principal of, and premium, if any, and interest on the Notes and all other indebtedness hereby secured, the estate, right and interest of the Security Trustee in the Granted Property shall cease and this Deed of Trust shall become null and void, but otherwise to remain in full force and effect.

          It is agreed and understood by the parties hereto that:

          1. The Notes are to be secured by other mortgages and deeds of trust of other Obligors on other real estate in the States or Commonwealths of Michigan, North Carolina, Utah and West Virginia. Each and all of said mortgages and deeds of trust are intended to and shall constitute security for the entire indebtedness represented by said Notes without allocation.

          2. Any part of the security herein described, and any security described in any other mortgage or deed of trust or other instrument now or hereafter given to secure the indebtedness which is secured by this Deed of Trust, may be released by the Security Trustee without affecting the lien and security interest hereof on the remainder or the obligations of the Grantor on and in respect of the Notes and any person acquiring any direct or indirect interest in the security herein described or in any security described in any other mortgage or deed of trust or other instrument now or hereafter given to secure the indebtedness which is secured by this Deed of Trust shall take the same subject to all of the provisions hereof.

          3. The Grantor for itself and all who may claim through or under it waives andy and all right to have the property and estates comprising the Granted Property marshalled upon any foreclosure of the lien hereof, or to have the Granted Property hereunder and the property covered by any other mortgage or deed of trust securing the Notes marshalled upon any foreclosure of any of said mortgages or deeds of trust, and agrees that any court having jurisdiction to foreclose such lien may order the Granted Property sold as an entirety.

          4. Upon the occurrence of an Event of Default hereunder the Security Trustee has, among other things, the right to sell the Granted Property at a trustee's sale and/or U.C.C. sale or foreclose on the Granted Property, in the manner described by applicable law, and dispose of the same. the Security Trustee's deed or other instrument of conveyance, transfer or release (which may be executed by the Security Trustee in its own name or as attorney-in-fact for the Grantor and the Trustee is hereby irrevocably appointed attorney-in- fact for the Grantor) shall be effective to convey and transfer to the grantee an indefeasible title to the property covered thereby, discharged of all rights of redemption by the Grantor or any person claiming under it, and to bar forever all claims by the Grantor or the said Security Trustee to the property covered thereby and no grantee from the Security Trustee shall be under any duty to inquire as to the authority of the Security Trustee to execute the same, or to see to the application of the purchase money.

SECTION 1. DEFINITIONS.

          Capitalized terms used in this Deed of Trust and not defined herein shall have the meaning provided therefore in the Indenture. In addition to the terms elsewhere defined in this Deed of Trust, the following terms shall have the following meanings for all purposes of this Deed of Trust:

          "Appraised Value" with respect to the Granted Property shall mean the fair market value on the date of an appraisal of the Granted Property as shown by (i) the appraisal thereof furnished to the Purchasers in accordance with the provisions of Section 7(a)(vi) of the Note agreements or Section 10.2(b)(v) or Section 10.2(c)(vi) of the Indenture or (ii) the appraisal thereof furnished to the Indenture Trustee in accordance with the provisions of section 4.2 of the Indenture.

          "Cost" shall mean an amount equal to the sum of the following items capitalized on the books of the Grantor in accordance with generally accepted accounting principles: (i) the actual construction cost thereof, including cost of land and buildings, landscaping, on and off site improvements, architectural, engineering and other professional fees, interest and taxes during construction and all carrying charges, but excluding the cost of Excluded Property and (ii) fees and expenses in connection with the placement, issuance and sale of the Notes including fees and expenses referred to in Section 8 of the Notes including fees and expenses referred to in Section 8 of the Note Agreements allocated by the Grantor to the Granted Property, the physical survey an title charges referred to in Section B(g) of the Note Agreements, the charges for the environmental audit and appraisal referred to in Sections 8(h) and (i) of the Note Agreements in respect of such Granted Property incurred by the Grantor and debt service expenses, and all closing costs with respect to the Granted Property.

          "Default" shall mean nay event or condition, the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default.

          "Event of Default" shall mean any events specified in section 5 hereof.

          "Loan Value" of the Granted Property shall be an amount determined by multiplying the aggregate unpaid principal amount of the Notes outstanding immediately prior to the date on which the Loan Value is to be determined by a fraction the numerator of which is the Appraised Value of the Granted Property and the denominator is the Appraised Value of al property of the Obligors which is then subject to the lien of this Deed of Trust and each and every other mortgage and deed of trust delivered to or for the benefit of the Indenture Trustee under and pursuant to the Note Agreements and the Indenture.

          "Note" shall mean nay of, and "Notes" shall mean all of, the Notes then outstanding under the Note Agreements and the Indenture. The term "outstanding" when used with reference to Notes shall mean, as of any particular time, all Notes delivered by the Obligors under the Note Agreements and the Indenture and secured hereby and by each and every other mortgage delivered pursuant to the Note Agreements and the Indenture, except:

               (a) Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

               (b) Notes for the payment or prepayment of which moneys in the necessary amount shall have been paid to the Indenture Trustee, provided, that if such Notes are to be prepaid prior to the maturity thereof, notice of such prepayment shall have been given as provided in Section 5.6 of the Indenture or provision satisfactory to the Indenture Trustee shall have been made for giving such notice; and

               (c) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of
          Section 2.6 of the Indenture.

          "Officers' Certificate" shall mean a certificate signed by the President and by any one of the following officers of the Grantor: Vice President or the Secretary.

          "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel who shall be satisfactory to the Indenture Trustees, and who may be counsel to the Grantor.

          "Permitted Encumbrances" shall mean:

               (a) Liens for property taxes and assessments or governmental charges or levies and liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not at the time required by section 2.7;

               (b) liens of or resulting form any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Grantor shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

               (c) liens, charges, encumbrances and priority claims incidental to the conduct of business or the ownership of properties and assets (including warehousemen's and attorneys' liens and statutory landlords' liens) and deposits, pledges or liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

               (d) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Grantor or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Grantor;

               (e) mortgages, deeds of trust, liens and security interests securing the Notes;

               (f) leases permitted by the provisions of section 3.1(d); and

               (g) the Ground Lease.

          "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization.

SECTION 2. GENERAL COVENANTS AND WARRANTIES.

          The Grantor covenants, warrants and agrees as follows:

          2.1. Note Agreements and Indenture Covenants. Each and all of the terms, provisions, restrictions, covenants and agreements set forth in the Notes, the Note Agreements, the Pledges and the Indenture, and in each and every supplement thereto or amendment thereof which may at any time or from time to time be executed and delivered by the parties thereto or their successors and assigns, are incorporated herein by reference to the same extent as though each and all of said terms, provisions, restrictions, covenants and agreements were fully set out herein and as though any amendment or supplement to the Notes, the Note Agreements, the Pledges or the Indenture, as the case may be, were fully set out in an amendment or supplement to this Deed of Trust; and the Grantor does hereby covenant and agree well and truly to abide by, perform and be governed and restricted by each and all of the matters provided for by the Notes, the Note Agreements, the Pledges and the Indenture and so incorporated herein to the same extent and with the same force and effect as if each and all of said terms, provisions, restrictions, covenants and agreements so incorporated herein by reference were set out and repeated herein at length. Without limiting the foregoing, the Grantor covenants and agrees to pay all taxes, assessments and governmental charges or levies imposed upon this Deed of Trust or the Notes or any other indebtedness secured hereby.

          2.2. Ownership of Granted Property. The Grantor covenants and warrants that it has good and marketable title to the Granted Property hereinbefore conveyed to the Security Trust free and clear of all liens, charges and encumbrances whatever except Permitted Encumbrances, and the Grantor has full right, power and authority to grant, convey and transfer the same to the Security Trustee for the uses and purposes in this Deed of Trust set forth; and the Grantor will warrant and defend the title to the Granted Property against all claims and demands whatsoever.

          2.3. Further Assurances. The Grantor will, at its own expense, do, execute, acknowledge and deliver all and every further act, deed, conveyance, transfer and assurance necessary or proper for the better assuring, conveying, assigning and confirming unto the Security Trustee all of the Granted Property, or property intended so to be, whether now owned or hereafter acquired.




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                                                                              16

          2.4. Payment of Principal and Interest. The Grantor will duly and punctually pay the principal of, and premium, if any, and interest on all Notes and all other amounts payable under the indebtedness hereby secured according to the terms thereof.

          2.5. Maintenance of Granted Property, Other Liens, Compliance with Laws, Etc. (a) Without limiting the provisions of Section 3.8 of the of the Indenture and subject to section 3 hereof, the Grantor shall (i) promptly repair, restore or rebuild any buildings, improvements or Equipment now or hereafter on the Granted Property which may become damages or be destroyed, (ii) keep the Granted Property in good condition and repair, ordinary wear and tear excepted, without waste, and free from all claims, liens, charges and
encumbrances  other  than  Permitted  Encumbrances,   (iii)  pay  when  due  any
indebtedness which may be secured by a lien or charge on the Granted Property and upon request exhibit satisfactory evidence of the discharge of such lien to the Security Trustees, (iv) comply with all requirements of law or municipal ordinances with respect to the Granted Property and the use thereof, failure to comply with which would result in any material interference with the use or operation of the Granted Property by the Grantor, (v) not, without the prior written consent of Security Trustees, (A) initiate or support any zoning reclassification of the Granted Property, seek any variance under existing zoning ordinances applicable to the Granted Property or use or permit the use of the Granted Property in a manner which would result in such use becoming a non-conforming use under applicable zoning ordinances, (B) modify or amend any of the Permitted Encumbrances, (C) impose any restrictive covenants or encumbrances upon the Granted Property, execute or file any subdivision plat affecting the Granted Property or consent to the annexation of the Granted Property to any municipality or (D) permit or suffer the Granted Property to be used by the public or any person in such manner as might make possible a claim of adverse usage or possession or of any implied dedication or easement, and (vi) make no material alterations in said Granted Property except as required by law or municipal ordinance; provided, however, the Grantor may make any alterations of any kind to the Granted Property if (A) the market value of the Granted Property would not be impaired; (B) such alterations shall be performed in a good and workmanlike manner; and (C) such alterations shall be expeditiously completed in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto, including to the extent necessary to maintain in full force and effect the policies of insurance required by section 2.6 hereof. The Grantor shall promptly pay all costs and expenses of each such addition, alteration, substitution and replacement, discharge all liens filed against the Granted Property arising out of the same and procure and pay for all permits and licenses required in connection therewith. The Grantor shall notify the Indenture Trustees and each holder of the Noes of the filing of any lien against the Granted Property in an amount greater than $25,000.

          (b) The Grantor may, at its expense, (i) construct upon the Granted Property additional buildings, structures and other improvements and (ii) install, assemble and place upon the Granted Property any items of machinery and equipment used or useful in the Company's business, in each case upon compliance with the provisions of paragraph (a) of this section 2.5. All such buildings, structures and other improvements shall be and remain part of the Land parcels and shall be subject to this Deed of Trust unless such property shall constitute Excluded Property. Excluded Property shall not be deemed part of the Granted Property for purposes of condemnation of casualty, and the Grantor may remove the same from the Granted Property at any time prior to the expiration or earlier termination of this Deed of Trust , provided that the Grantor, at its expense, shall repair any damage to the Granted Property resulting from such removal.

          (c) The Granted Property is not located in an area identified by the Secretary of Housing and Urban Development or a successor thereto as an area having special flood hazards pursuant to the terms of the National Flood Insurance Act of 1968, or the Flood Disaster Protection Act of 1973, as amended, or any successor law; or if the Granted Property is located in such an area, Grantor will obtain and maintain insurance against damage or loss by flood on such basis and in such amounts as shall be required by Indenture Trustees.

          (d) The Grantor shall use and operate the Granted Property as a hospital.

          2.6. Insurance. (a) Insurance Against Loss or Damage. The Grantor will maintain or cause to be maintained with respect to the Granted Property insurance against loss by fire, windstorm and explosion and with extended coverage and against such other risks of physical loss as are customarily insured against, and in such amounts as are customarily carried by companies owning property of a similar character and similarly located and engaged in a business similar to that engaged in by the Grantor; provided, however, that the amount of such insurance with respect to the Granted Property shall not at any time be less than the greater of replacement value or Loan Value thereof.

          (b) Insurance Against Public Liability Property Damage. The Grantor will maintain or cause to be maintained in effect, with insurers satisfactory to the Indenture Trustees, insurance policies with respect to the Granted Property, insuring against liability for loss or damage to the person or property of others from such risks and in such amounts as are customarily carried by companies owning property of a similar character and engaged in a business similar to that engaged in by the Company; provided, however, that in no event shall the insurance maintained in accordance with this paragraph be less than an aggregate of $25,000,000 for claims arising out of a single occurrence and not less than $25,000,000 in the aggregate for all claims made in any policy year. All such insurance shall protect the Indenture Trustees and the Grantor in respect of risks arising out of the condition, maintenance, use, ownership or operation of the Granted Property. The grantor will indemnify the Indenture Trustees and holders of the Notes from any and all liability imposed against said Indenture Trustee and said holders of the Notes arising out of the condition, maintenance, use, ownership or operation of the Granted Property.

          (c) The Grantor will maintain or cause to be maintained:

          (i)all such worker's Compensation or similar insurance as may be required by law;

          (ii) use and occupancy (or business interruption) insurance, covering interruption of the Grantor's operations, in whole or in part, by reason of the total or partial suspension of, or interruption in, the operation of the Granted Property caused by the damage to or destruction of any part of the Granted Property, with such exceptions as are customarily imposed by insurers, in an amount sufficient to comply with the requirements of a standard 50% gross earnings business interruption form; and

          (iii)maintain liability insurance covering hospital operations, including malpractice, against claims arising from professional services performed by the Grantor with limits of not less than $20,000,000 with respect to injuries or deaths arising out of a single occurrence and not less than $20,000,000 in the aggregate for all claims made against the Grantor in any policy year.

For the purposes of this Section, "policy year" means a period of twelve months while the insurance coverage in question is in force measured from the effective date of such coverage or any anniversary of such effective date.

          (d) Form of Policies. Any insurance policies carried in accordance with this section 2.6 shall be written by companies of recognized national standing authorized to do business in the jurisdiction in which the Granted Property is located (copies of which will be delivered to the Indenture Trustees on the Closing Date) and shall provide that: (i) the Indenture Trustees and the holders of the Notes shall be named as additional insureds, as their interest may appear, (ii) the Indenture Trustees' interest shall be insured regardless of any breach or violation by the Grantor of any warranties, declarations or conditions contained in such policies, (iii) such insurance, as to the interest of the Indenture Trustees therein, shall not be invalidated by the use or operation of the Granted Property for purposes which are not permitted by such policies, (iv) the insurers shall waive any right of subrogation of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Grantor, (v) if any premium or installment is not paid when due, or if such insurance would lapse or be cancelled, terminated or materially changed for any reason whatsoever, the insurers will promptly notify the Indenture Trustees and any such lapse, cancellation, termination or change shall not be effective as to the Indenture Trustees for 30 days after receipt of such notice, and (vi) appropriate certification shall be made to the Indenture Trustees by each insurer with respect thereto.

          (e) Loss Payee. Provided no Default or Even t of Default has occurred and is continuing, the loss, if any, under any policy pertaining to loss by reason of damage to or destruction or condemnation of any portion of the Granted Property shall be adjusted with the insurance companies by the Grantor, subject to the approval of the Indenture Trustees if the loss exceeds 4100,000. The loss so adjusted shall be paid to the Indenture Trustees pursuant to said loss payable clause unless said loss is $100,000 or less in which case said loss shall be paid directly to the Grantor, provided no Default or Event of Default has occurred and is continuing, in which event any such loss shall be paid to the Indenture Trustees.

          2.7. Payment of Taxes and Other Charges. The Grantor will pay and discharge, before the same shall become delinquent, together with interest and penalties thereon, if any, (a) all taxes, assessments (including assessments for benefits from public works or improvements whenever begun or completed), levies, fees, water and sewer rent sand charges, and all other governmental charges, general and special, ordinary and extraordinary, and whether or not within the contemplation of the parties hereto, which are at any time levied upon or assessed against it or the Granted Property or any part thereof or upon the real property describe din annex A and required to be paid under the terms of the Ground Lease or upon this Deed of Trust or the Notes secured thereby, or upon the revenues, rents, issues, income and profits in respect of the Granted Property, or arising in respect of the occupancy, use or possession thereof, which failure to pay would result in the creation of a lien upon the Granted Property or any part thereof, or upon the revenues, rents, issues, income and profits of the Granted Property or in the diminution thereof or would result in any material interference with the use or operation of the Granted Property by the Grantor, (b) al corporate franchise, excise and other taxes, fees and charges assessed, levied or imposed in respect of its corporate existence or its right to do business in any state, (c) all income, excess profits, excise, sales, franchise, gross receipts and other taxes, duties or imposts, whether of a like or different nature, assessed, levied or imposed by any governmental authority on it or the Granted Property, or any portion thereof, or upon the revenues, rents, issues, income and profits of the Granted Property whether or not the failure to pay any such tax, duty or impost might result in the creation of a lien upon any assets of the Grantor or the Granted Property, or any portion thereof, or upon the revenues, rents, issues, income and profits of the Granted Property whether or not the failure to pay any such tax, duty or impost might result in the creation of a lien upon any asset of the Grantor or the Granted Property or any part thereof or upon the revenues, rents, issues, income and profits of the Granted Property or in the diminution thereof, and whether or not any such tax, duty or impost is payable directly by the Grantor or is subject to withholding at the source and (d) all lawful claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might result in the creation of a lien on the Granted Property or upon the revenues, rents, issues, income and profits of the Granted Property and, in general, will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of the Grantor, without expense to the Indenture Trustees.

          Nothing in this section 2.7 shall require the payment of any sum which is required to be paid by the Grantor pursuant to this section 2.7 so long as the Grantor shall in good faith contest its obligation so to do by appropriate proceedings which will prevent the forfeiture or sale of any property of the Grantor or any material interference with the use or operation thereof by the Grantor, and shall set up a a reserve, reasonably adequate, in the opinion of the President or any Vice President of the Grantor against any such payment.

          2.8. Advances. If the Grantor shall fail to comply with the covenants contained herein or in the Note Agreements or the Indenture with respect to the procuring of insurance, the payment of taxes, assessments and other charges, or the keeping of the Granted Property in repair and free of other liens, the Indenture Trustees may make advances to perform the same; and the Grantor agrees to repay all sums so advanced upon demand with interest at a rate equal to the greater of (i) 13.6% per annum and (ii) the sum of (A) the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its prime rate plus (B) 1% after demand; and evidenced by the Notes or any of them; but no such advance shall be deemed to relieve the Grantor form any default hereunder.

          2.9. Recordation. The Grantor will, at its own expense, cause this Deed of Trust, all supplements hereto, and any financing statements and continuation statements required by law, including the Uniform Commercial Code, in respect thereof at all times to be kept recorded and filed at its own expense in such manner and in such places as may be required by law in order to fully preserve and protect the rights of the Security Trustee and Indenture Trustees hereunder, and will furnish to the Indenture Trustees promptly, and in any event within thirty (30) days, after the execution and delivery of this Deed of Trust and of each supplement an Opinion of Counsel stating that in the opinion of such counsel this Deed of Trust or such supplement or such financing statement or continuation statement, as the case may be, has been properly recorded or filed for record so as to make effective of record the lien intended to be created hereby.

          2.10. After-Acquired Property. Any and all property hereafter acquired which is of the kind or nature described in the Granting Clauses hereof and is or intended to become a part thereof, shall ipso facto, and without any further conveyance, assignment or act on the part of the Grantor or the Security Trustee and Indenture Trustees and be, subject to the lien of this Deed of Trust as fully and completely as though specifically described herein; but nevertheless the Grantor shall from time to time, if requested by the Indenture Trustees, execute and deliver any and all such further assurances, conveyances and assignments thereof as the Indenture Trustees may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Deed of Trust any and all such property.

          2.11. Priority of this Deed of Trust; Future Advances; Extensions, Modifications, and Renewals. Any portion of the indebtedness hereby secured which is incurred after the execution of this Deed of Trust pursuant to the Indenture or any supplemental indenture referencing this Deed of Trust, or which is evidenced by any instrument stating that the indebtedness hereby secured is secured by this Deed of Trust, shall be defined as a Future Advance. This paragraph shall serve as notice to any subsequent encumbrancer of the Granted Property that the Security Trustee and the Indenture Trustees claim the priority of the lien of this Deed of Trust for all such Future Advances, as well as for all other indebtedness hereby secured. This paragraph shall also be notice that the Indenture Trustees reserve the right to modify, extend, consolidate, and renew the indebtedness hereby secured, or any portions thereof, and the rates of interest charge thereon, without affecting the priority of the lien created by this Deed of Trust.

SECTION 3. POSSESSION, USE AND RELEASE OF PROPERTY.

          3.1. Possession by Company; Dispositions Without Release. So long as no Default or Event of Default has occurred and is continuing, the Grantor shall be permitted, subject to the provisions of this Section, to possess, use, manage, operate and enjoy the Granted Property and to collect, receive, use, invest and dispose of the rents, issues, profits, and other income from the Granted Property, with power, in the ordinary course of business, freely and without hindrance on the part of the Indenture Trustees, to use, consume and dispose of any thereof except such as are subject to the lien hereof or intended so to be, and to deal with, exercise any and all rights under, receive and enforce performance under, and adjust and settle all matters relating to current performance of, choses in action, leases and contracts.

          The Grantor shall have the right, from time to time if no Default exists hereunder, without any release from or consent by the Indenture Trustees,

               (a) to sell or otherwise dispose of, free from the lien of this Deed of Trust, any Equipment subject to the lien hereof which, in the judgment of the Company, may have become obsolete or unfit for use or no longer useful, necessary or profitable in the conduct of the business of the Grantor not exceeding in value at the date of disposition thereof $50,000 in any single transaction or a total of $100,000 in any calendar year, upon substituting for the same other Equipment of the same character and of at least equal value, utility and useful life to the Grantor as, and costing not less than the amount realized form, the property disposed of, which shall forthwith become, without further action, subject to the lien of this Deed of Trust;

               (b) to the extent permitted under the Ground Lease, or in conjunction with the Fee Owner, to grant rights-of-way and easements over or in respect of any Granted Property, provided that such grant will not, in the opinion of the Grantor expressed in an Officers' Certificate furnished to the Indenture Trustees, impair the usefulness of such property in the conduct of the Grantor's business and will not be prejudicial to the interests of the holders of the Notes and provided, further, that any cash consideration in excess of $50,000 received by the Grantor upon or in connection with the granting thereof, forthwith upon its receipt by the Grantor, shall be deposited with the Indenture Trustees;

               (c) to alter, repair, replace, change the location or position of and add to the Granted Property, provided that no change shall be made in the location of any such property subject to the lien of this Deed of Trust which removes such property into a jurisdiction in which this Deed of Trust and any required financing or continuation statements covering security interests in such property have not been recorded, registered or filed in the manner required by law to preserve the lien of this indenture on such property or otherwise impairs the lien hereof; and

               (d) to lease and sublease to others form time to time offices and related areas included in the Granted Property, other than any thereof essential to the operations carried on at the Granted Property; provided that such lease is (i) by its terms expressly made subject to the lien of this Deed of Trust and (ii) assigned to the Security Trustee and/or the Indenture Trustees shall be required by the Indenture Trustee, by an instrument in recordable form and otherwise satisfactory in form and substance to the Indenture Trustees; and further provided that the Grantor shall not lease or sublease all or substantially all of the Granted Property without the prior written consent of the Required Holders.

          The Grantor will deliver to the Indenture Trustees, on or before July 31 in each year after the year 1989, (i) an Officers' Certificate setting forth, with respect to transactions during the preceding calendar year pursuant to section 3.1(a), the aggregate fair value at the date or dates of disposition of, the aggregate amount realized from, and a general description of, any property disposed of pursuant to section 3.1(a) (and stating that such property had become obsolete or unfit for use or no longer useful, necessary or profitable in the conduct of the business of the Grantor) and the aggregate fair value to the Grantor of, the cost of, and a general description of, any property acquired in substitution for such property sold or disposed of, (ii) such supplemental mortgages, deeds of trust, financing statements or other instruments as may be necessary for the purpose of effectually subjecting such acquired property to the lien hereof and any lease assignment of a lease entered into pursuant to section 3.1(d) and (iii) an Opinion of Counsel that such supplemental mortgages, deeds of trust, financing statements, lease assignments or other instruments have been duly executed and are sufficient for such purpose or that no such supplemental mortgages, deeds of trust, financing statements, lease assignments or instruments are necessary.

          3.2. Eminent Domain. If all or any of the Granted Property shall be taken by eminent domain or shall be sold in lieu and in reasonable anticipation of the taking thereof by eminent domain, the Security Trustee at the request and direction of the Indenture Trustees may release the property so taken and shall be fully protected in so doing upon the Indenture Trustees being furnished with:

               (a) an Officers' Certificate requesting such release, describing the property so to be released and stating that such property has been taken by eminent domain or that such sale has been made in lieu of and in reasonable anticipation of a taking by eminent domain, accompanied by an appropriate instrument of release;

               (b) an Opinion of Counsel to the effect that such property has been (i) lawfully taken by exercise of the right of eminent domain or
          (ii) sold in lieu and in reasonable anticipation of the taking of such property by eminent domain and that such property could lawfully have been taken by the grantee by eminent domain, that the award for such property so taken has become final or an appeal therefrom is not advisable in the interests of the Indenture Trustees or the holders of the Notes and that the execution of such instrument is appropriate to evidence such release; and

               (c) except as otherwise provided in section 4.1, each equal to such award to be held and applied by the Indenture Trustees under the Indenture.

          3.3. Purchaser Protected. No purchaser in good faith of property purporting to be released herefrom shall be bound to ascertain the authority of the Security Trustee, the Indenture Trustees or the holders of the Notes to execute a release or to inquire as to the existence of any conditions herein prescribed for the exercise of such authority. No purchaser of or lessee of any property or rights permitted by this Article to be sold, leased or otherwise disposed of by the Grantor shall be under any obligation to ascertain or inquire into the authority of the Grantor to make any such sale, lease or other disposition. Any release executed by the Security Trustee, the Indenture Trustees or the holders of the Notes under this Section shall be sufficient for the purpose of this Deed of Trust and shall constitute a good and valid release of the property therein described from the lien hereof.

          3.4. Release of Granted Property - Indenture Trustees Consent. In addition to the sales and releases pursuant to section section 3.2 and 3.3 hereof, and, to the extent and on the terms and upon compliance with the conditions provided for in any written consent given thereto at any time or from time to time by the holders of the Notes, the Grantor may sell or otherwise dispose of any Granted Property then subject to the lien of this Deed of Trust or any deed of trust supplement hereto, and the Security Trustee at the request of the Indenture Trustees shall, subject to the terms of the Indenture, release the same from the lien hereof.

SECTION 4. APPLICATION OF INSURANCE AND CERTAIN OTHER MONEYS RECEIVED BY THE INDENTURE TRUSTEES.

          4.1. Insurance Proceeds and Condemnation Awards. (a) All proceeds of fire and extended coverage insurance and of condemnation awards covering the Granted Property equal to or in excess of $100,000 received by the Trustee under the provisions of this Deed of Trust and/or the Indenture or any instruments supplemental hereto or thereto, or under any policy or policies of insurance covering the Granted Property or any part thereof, shall be held by the Indenture Trustees as part of the Granted Property and shall be applied by the Indenture Trustees as follows:

          (i)If the total amount of any one loss or condemnation or taking, as the case may be, shall equal or exceed $100,000 and the Cost of rebuilding or restoring the Granted Property (as evidenced by an Officers' Certificate of the Grantor detailing the same) shall be less than the proceeds of insurance or the award or consideration received on account of condemnation or other taking of the Granted Property, the Grantor shall prepay the Notes pursuant to Section 3.3 of the Indenture in a principal amount equal to such excess, together with interest accrued on the Notes to be prepaid to the date of payment and premium equal to the Yield-Maintenance Premium, upon the terms and in the manner provided in Section 5.3 of the Indenture and the balance, if any, of any such proceeds shall be released to or upon the order of the Grantor in accordance with clause (ii) below. Any application of moneys pursuant to his section 4.1(m)(i) shall be made by the Grantor within 60 days after the completion of the rebuilding or restoration of the Granted Property; and

          (ii) If the total amount in the case of any one loss or condemnation or taking, as the case may be, shall equal or exceed $100,000, such proceeds shall be paid to the Grantor from time to time upon a written application signed by the President and any Vice President of the Grantor and accompanied by an approving certificate of an architect or engineer selected by the Grantor and approved by the Indenture Trustees, for the purpose of paying, or reimbursing the Grantor for the payment of, the reasonable cost, as shown by such certificate, of repairing or replacing part or all of the property, damaged or destroyed, but only if written application is made therefore within 12 months of the receipt of such proceeds by the Indenture Trustees, and then only for an to the extent that the Grantor shows by such architect's or engineer's certificates or other evidence satisfactory to the Indenture Trustees that the portion of such proceeds remaining on deposit with the Indenture Trustees, together with any additional funds irrevocably allocated or otherwise provided for in a manner satisfactory to the Indenture Trustees for such purpose, shall be sufficient to complete such repairs or replacements and restore the Granted Property as nearly as possible to the market value and condition which existed immediately prior to the damage, destruction, condemnation or taking, as the case may be, free form liens or encumbrances except this Deed of Trust and Permitted Encumbrances. Every such application for the payment f such insurance or condemnation moneys shall state that no Default or Event of Default has occurred and is continuing and shall be accompanied by a date down endorsement to the lender's title insurance policy being delivered pursuant to Section 7(a)(iv) of the Note Agreement insuring that, as of the date of such payment, the property will be subject to the lien of this Deed of Trust as a first lien thereon subject only to Permitted Encumbrances. The Grantor will remain solely responsible for the rebuilding, restoration or substitution of the Granted Property, whether or not the proceeds of insurance maintained in accordance with the provisions hereof are sufficient therefor.

          (b) In cases involving insurance proceeds where the amount of any one loss is less than $100,00 and no Default or Event of Default shall have occurred and be continuing under this Deed of Trust, the amount payable in respect of any such loss will be received by the Indenture Trustees and shall be by the Indenture Trustees paid over immediately to the Grantor for use by the Grantor in paying for replacement or repair of or substitutes for the damaged or destroyed property.

          (c) Subject to section 2.6(e) hereof with respect to adjustments of losses, any appraisal or adjustment of such loss or any settlement or payment of indemnity therefore which shall be agreed upon between the Grantor and the relevant insurance company shall be accepted by the Indenture Trustees.

          (d) In the event the insurance moneys or condemnation award, as the case may be, shall not have been applied to one or more of the purposes specified in section 4.1(a) hereof within the 12-month period provided for thereby, then Indenture Trustees shall apply such insurance moneys or condemnation award, as the case may be, to the prepayment, with premium, of the Notes together with interest accrued thereon in an amount sufficient to exhaust such cash as nearly as may be upon giving the Grantor 10 days's advance notice of its intent so to do, such prepayment to be made in units of $1,000 but otherwise to be made ratably on all outstanding Notes in accordance with the principal amounts unpaid thereon, together with interest accrued thereon and a premium equal to the Yield-Maintenance Premium; any balance remaining after such prepayment to be released to the Grantor. Partial prepayments made pursuant to this section 4.1(d) shall be paid and applied upon the terms and in the manner provided in Section 5 of the Indenture.

          4.2. Other Proceeds. Any other moneys received by the Indenture Trustees in connection with the release of property shall be held by the Indenture Trustees as part of the Granted Property and shall be applied by the Indenture Trustees to the prepayment, with premium, of the Notes together with interest accrued thereon in an amount sufficient to exhaust such cash as nearly as may be upon giving the Grantor 10 days' advance notice of its intent so to do, such prepayment to be made in units of $1,000 but otherwise to be made ratably on all outstanding Notes in accordance with the principal amounts unpaid thereon, together with interest accrued thereon and a premium equal to the Yield-Maintenance Premium; any balance remaining after such payment to be released to the Grantor.

SECTION 5. DEFAULTS AND REMEDIES THEREFOR.

          5.1. Events of Default. The Grantor acknowledges and agrees, without limitation, that each and all of the terms and provisions of Section 5.1 of the Indenture have been and are incorporated into this Deed of Trust by reference to the same extent as though fully set out herein and that the term Event of Default wherever used in this Deed of Trust shall mean an Event of Default as defined in Section 6.1 of the Indenture.

          5.2. Remedies. When any Event of Default has occurred and is continuing, the Indenture Trustees (or the Security Trustee as may be required by law) may exercise any one or more or all, and in any order, of the remedies hereinafter set forth or as provided for in the Indenture, it being expressly understood that no remedy herein or in the Indenture conferred is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute:

          (a) The Indenture Trustees may, by notice in writing to the Grantor, declare the entire unpaid balance of the Notes to be immediately due and payable; and thereupon the entire principal and interest accrued on the Notes and, to the extent permitted by law, the Yield-Maintenance Premium (as defined in Section 6.4 of the Indenture) shall be and become immediately due and payable.

          (b) The Indenture Trustees (or the Security trustee as may be required by law) personally or by agents or attorneys may enter into and take possession of all or any part of the Granted Property, and may forthwith use, operate and manage the Granted Property, collect the earnings and income therefrom, pay all principal charges including taxes and assessments levied thereon and operating and maintenance expenses and all disbursements and liabilities of the Grantor hereunder and apply the net proceeds arising from any such operation of the Granted Property as provided in section 5.3 hereof in respect of the proceeds of a sale of the Granted Property.

          (c) (i) The Indenture Trustees (or the Security Trustee as may be required by law) may pursuant to the power of sale granted hereunder, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession and either before or after taking possession and without instituting any legal proceedings whatsoever and having first given notice of such sale by registered or certified mail to the grantor once at least 20 days prior to the date of such sale, and any other notice which may be required by law, sell and dispose of said Granted Property or any part thereof at public auction or private sale, as permitted by applicable law, to the highest bidder, which may be the Grantor, in one lot as an entirety or in separate lots (the Grantor for itself and for al who may claim by, through or under it hereby expressly waiving and releasing all rights to have the property covered by the lien of this Deed of Trust marshalled), and either for cash or on credit, as permitted by applicable law, and on such terms as the Indenture Trustees (or the Security Trustee as may be required by law) may determine and at any place (whether or not it be the location of the Granted Property or any part thereof) designated in the notice above referred to. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales or for any such adjourned sale or sales, without further published notice.

          (ii) The Indenture Trustees (or the Security Trustee as may be required by law) shall give written notice of the time and place of sale legally describing the Granted Property to be soled by each of the following methods:

               (A) publication of such notice in a newspaper of general circulation in the county wherein the Granted Property to be sold is located (the "County"); such notice to be published at least once a week for four consecutive weeks, with the last date of publication to be not less than ten nor more than thirty days prior to the date fixed for the sale;

               (B) posting of such notice, at least twenty days before the date of sale in come conspicuous place of the Granted Property to be sold, if such can be accomplished without a breach of the peace, and at one of the places provided for posting public notices at the court house of the County;

               (C) recording of such notice in the office of the recorder of the County; and

               (D) giving notice to all persons so requesting or who appear on the records of the county recorder of the County to have an interest in any of the Granted Property, in accordance with the requirements of Title 33, Chapter 6.1, Section 33-809.

               The Indenture Trustees (or the Security Trustee as may be required by law) shall also, within five days after the recordation of such notice of sale, mail by certified or registered mail, with postage prepaid, a copy of any notice of sale to each party to this Deed of Trust. Notice to each such party shall contain a statement that an Event of Default has occurred, and setting forth the nature of such Event of Default and of the election of the Indenture Trustees (or the Security Trustee as may be required by law) to sell or cause to be sold the Granted Property, and such notice shall be signed by this agent.

               The sale shall be held at the time and place designated in the notice of sale hereinabove referred to, on a day other than a Saturday, Sunday, or legal holiday, between the hours of nine o'clock A.M. and five o'clock P.M at a specified place on the Granted Property, at the court house or at a specified place at the principal place of business of the Security Trustee, in the County.

               The provisions hereof with respect to posting and giving notices of sale are intended to comply with the provisions of Title 33, Chapter 6.1 of the Arizona Revised Statutes, as amended, and in the event the requirement for any notice under such Title 33, Chapter 6.1, shall be eliminated or the prescribed manner of giving same is modified by future amendment to such Title 33, Chapter 6.1, the requirement for such particular notice shall be stricken from or modified in this instrument in conformity with such amendment. The manner herein prescribed for serving or giving any notice, other than that to be posted or caused to be posted by the Indenture Trustees (or the Security Trustee on behalf of the Indenture Trustees), shall not be deemed exclusive but such notice or notices may be given in any other manner which may be permitted by applicable la.w

               If at the time designated in the notice of sale, the Security Trustee, or the attorney conducting the sale, deems it in the interest of the Indenture Trustees or the Beneficiaries, or both, to postpone or continue the sale, he may postpone or continue the sale, giving notice of the new time and place by public declaration at the time and place last appointed for sale without further published notice. The purchaser at the sale shall forthwith pay the price bid, either for cash or on credit and on such terms as the Security Trustee may determine and at any place (whether or not it be the location of the Granted Property or any part thereof) designated in the notice above referred to. Upon receipt of payment the Security Trustee shall execute and deliver its deed without covenant or warranty expression implied.

               (d) In lieu of the sale pursuant to the power of sale conferred by this Deed of Trust, at the option of the Indenture Trustees, this Deed of Trust may be foreclosed in the same manner provided by law for the foreclosure of mortgages on real property. The Indenture Trustees shall also have all other rights and remedies available to them hereunder and at law or in equity, specifically including but not limited to those described in section 33-702.B of the Arizona Revised Status, as amended, or any similar or successor statute for the collection of rents, issues and profits and Arizona Revised Statutes section 47-9101 et. seq., as amended. All rights and remedies shall be cumulative. At any time the Indenture Trustees may declare themselves to be a trustee and may treat this document as a mortgage. In such event, (i) the Security Trustee shall have not authority and shall be disregarded, (ii) the references to the "Trustee" shall be deemed to refer to Indenture Trustees to the extent not inconsistent with interpreting this instrument as though it were a mortgage, and (iii) the Grantor in its capacity as mortgagor shall have been deemed to have conveyed the Granted Property ab initio to the Indenture Trustees as trustee, such conveyance for security and to be void upon the condition that the Grantor pay all indebtedness hereby secured and perform all of its obligations hereby secured.

               (e) The Indenture Trustees may proceed to protect and enforce their rights by a suit or suits in equity or at law, or for the specific performance of any covenant or agreement contained herein or in the Notes, or in aid of the execution of any power herein or therein granted, or for the foreclosure of this Deed or Trust, or for the enforcement of any other appropriate legal or equitable remedy.

          Upon the bringing of any suit to foreclose this Deed of Trust or to enforce any other remedy available hereunder, the plaintiff shall be entitled as a matter of right, without notice and without giving bond to the Grantor or anyone claiming under, by or through it, and without regard to the solvency or insolvency of the Grantor or the then value of the Granted Property, to have a receiver appointed of all the Granted Property and of the earnings, income, rents, issues, profits and proceeds thereof, with such power as the court making such appointment shall confer, and the Grantor does hereby irrevocably consent to such appointment

               (f) in case of any sale of the Granted Property, or of any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Deed of Trust, the principal of the Notes, if not previously due, and the interest accrued thereon, shall at once become and be immediately due and payable; also in the case of any such sale, the Indenture Trustees may bid and become the purchaser, and the purchaser or purchasers, for the purpose of making settlement for or payment of the purchase price, shall be entitled to turn in and use the Notes and any claims for interest and premium matured and unpaid thereon, in order that there may be credited as paid on the purchase price the sum apportionable and applicable to the Notes, including principal and interest and premium thereof, out of the net proceeds of such sale after allowing for the proportion of the total purchase price required to be paid in actual cash. If at any foreclosure proceeding, or sale pursuant to the power of sale, or U.C.C. sale, the Granted Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the Indenture Trustees shall be entitled to the entry of a deficiency decree against the Grantor and against the property of the Grantor for the amount of such deficiency.

               (g) In addition to any other remedies provided for hereby or by law, the Indenture Trustees shall have the rights of a secured party under the Uniform Commercial Code of the jurisdiction in which the Granted Property is located upon the occurrence and continuance of an Event of Default hereunder. Any requirement of said Uniform Commercial Code for reasonable notification shall be met by mailing written notice to the Grantor, at its address set forth in section 6.3 hereof, at least 10 days prior to the sale or other event for which such notice is required.

          It is understood and agreed that the Notes are also secured by other mortgages and deeds of trust and that in case of default in any of the terms, conditions or provisions of this Deed of Trust or the Indenture, the Indenture Trustees may resort to part or all of the security for the Notes, the Note Agreements and the Indenture and foreclose the mortgages and deeds of trust in any order. The pendency of any proceeding with respect to any one of the above-mentioned mortgages and deeds of trust shall not be grounds for the abatement of, or for hindering, staying, delaying or preventing any proceeding with respect to foreclosure of this Deed of Trust.

          5.3. Application of Proceeds. The purchase money proceeds and/or avails of any sale of the Granted Property, or any part hereof and the proceeds and the avails of any remedy hereunder and all insurance monies or proceeds or awards of condemnation paid to the Indenture Trustees pursuant to the provisions of section section 2.6 and 3.2 hereof shall be paid to the Indenture Trustees under the Indenture and such Indenture Trustees shall apply such proceeds and avails, and all insurance monies and proceeds or awards of condemnation held by the Indenture Trustees during the continuation of any Event of Default, in the manner provided in section 6.10 of the Indenture or to the extent section 6.10 of the Indenture conflicts with section 33-812A of the Arizona Revised Statutes, as amended, then in accordance with section 33-812A of the Arizona Revised Statutes, as amended, but only to the extent required to be in compliance therewith.

          5.4. Waiver of Extension, Appraisement and Stay Laws. The Grantor covenants that, to the extent that such rights may be lawfully waived, it will not now, or at any time hereafter, insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, legal, equitable and statutory rights of redemption, exemption or homestead, any stay or extension law now or at any time hereafter in force or any other similar exemptions and rights arising under or created by an applicable statute or judicial decision, or claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Granted Property or any part thereof prior to any sale or sales thereof to be made pursuant to any provision contained, or to the decree, judgment or order of any court of competent jurisdiction or, after confirmation of any such sale or sales claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every person who may claim under it, all benefit and advantage of any such law or laws which would otherwise be available to any such person in connection with the enforcement of any of the Indenture Trustees' remedies hereunder; and covenants that it will not in connection with any such enforcement proceedings invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Indenture Trustees but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

          Any sale, whether under power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Grantor in and to the property sold and shall be a perpetual bar, both at law and in equity, against the Grantor, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through the Grantor, its successors or assigns.

          5.5. Effect of Discontinuance of Proceedings. In case the Indenture Trustees (or the Security Trustee on behalf of the Indenture Trustees) shall have proceeded to enforce any right under this Deed of Trust by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, than and in every such case the Grantor and the Indenture Trustees (or the Security Trustee on behalf of the Indenture Trustees) shall be restored to their position and rights hereunder as they existed immediately prior to the commencement of such proceedings with respect to the property subject to the lien of this Deed of Trust.

          5.6. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee to exercise any right or power arising from any default on the part of the Grantor shall exhaust or impair any such right or power or prevent its exercise during the continuance of such default. No waiver by the Indenture Trustees (or the Security Trustee on behalf of the Indenture Trustees) of any such default whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom, except as may be otherwise provided herein. No remedy hereunder is intended to be exclusively of any other remedy but each and every remedy shall to cumulative and in addition to any and every remedy given hereunder or otherwise existing. Nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the indebtedness secured under this Deed of Trust operate to prejudice, waive or affect the security of this Deed of rust or any rights, powers or remedies hereunder nor shall the Indenture Trustees (or the Security Trustee on behalf of the Indenture Trustees) be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.

SECTION 6. MISCELLANEOUS.

          6.1. Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Deed of Trust contained by or on behalf of the Grantor, or by or on behalf of the Indenture Trustees (or the Security Trustee on behalf of the Indenture Trustees), shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not. The Grantor expressly waives the benefits of section section 12-1641 and 12-1642 of the Arizona Revised Statutes, as amended, and Arizona Rule of Civil Procedure 17(f) or such similar provisions as may hereafter be adopted or enacted.

          6.2. Severability. The unenforceability or invalidity of any provision or provisions of this Deed of Trust shall not render any other provision or provisions herein contained unenforceable or invalid.

          6.3. Addresses for Notices. All notices or other communications required or contemplated by the provisions hereof shall, unless otherwise specified, be in writing and shall be deemed to have been given or made on the fifth business day after deposit thereof in the United States mail, by registered or certified mail, postage prepaid, or when received if delivered by hand or sent by facsimile communication the receipt of which is confirmed, addressed as follows:

         If to the Grantor:         Mesa Psychiatric Hospital,
                                      Inc.
                                    570 West Brown Road
                                    Mesa, Arizona  85201
                                    Attention:  Chief Financial
                                                Officer
                                    FAX: ________________________
                                    Telephone: __________________

         If to the Security         Transamerica Title Insurance
                  Trustee:          Company
                                    235 North 1st Avenue
                                    Phoenix, Arizona  85003
                                    Attention: __________________
                                    FAX: (602) __________________
                                    Telephone: __________________


         If to the Indenture                The Citizens and Southern
                   Trustees:                Bank,
                                              as trustee under an
                                              Indenture of Trust dated
                                              as of March 31, 1990
                                            33 North Avenue, N.E.
                                            Atlanta, Georgia 30302
                                            Attention:  Corporate Trust
                                                        Department
                                            FAX: (404) 897-3142
                                            Telephone: (404) 897-3147

          Any party may designate an additional or different address for subsequent notices or communications by notice duly given in accordance with this Section to the other party.

          6.4. Headings and Table of Contents. The headings of the sections of this Deed of Trust and table of contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

          6.5. Release of Deed of Trust. The Indenture Trustees shall release and discharge this Deed of rust and the lien hereof by proper instrument or instruments upon presentation of satisfactory evidence that all indebtedness secured hereby has been fully paid or discharged.

          6.6. Counterparts. This Deed of Trust may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Deed of Trust.

          6.7. GOVERNING LAW. THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH ARIZONA LAW.

          6.8. Successor Security Trustee. The Beneficiaries may appoint a successor Security Trustee in the manner prescribed by section 33-804 of the Arizona Revised Statutes, as amended, or any successor statute. The Security Trustee may resign by the giving of written notice of such registration to the

Beneficiaries and by such further acts as are required by law. If the Security Trustee shall resign or become disqualified from executing the obligations under this Deed of rust or shall fail or refuse to execute the same when requested by the Beneficiaries to do so, of if, for any reason, the Beneficiaries shall prefer to appoint a substitute trustee, and if preferred, several substitute trustees in succession, each such successor trustee shall succeed to all the estates, rights, powers and duties of the aforenamed Security Trustee.

          IN WITNESS WHEREOF, the Grantor has cause this Deed of Trust to be executed in its behalf by its President and attested by its Assistant Secretary, all as of the day and year above written.


                                            MESA PSYCHIATRIC HOSPITAL, INC.



                                            By______________________________
                                              Its President



ATTEST:



____________________________________
         Assistant Secretary

STATE OF ILLINOIS          )
                           )  SS
COUNTY OF COOK             )


          On this ________ day of April, 1990, before me, __________, a Notary Public, personally appeared Ralph J. Watts, who acknowledged himself to be the President of Mesa Psychiatric Hospital, Inc., an Arizona corporation, and that he, as such President, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                   _____________________________
                                                           Notary Public


(Notarial Seal)

                       LEGAL DESCRIPTION OF REAL PROPERTY


PARCEL NO. 1

That part of the East half of the Northwest  quarter of the Northeast quarter of
Section 16, Township 1 North, Range 5 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

         COMMENCING at the Northeast corner of said Section 16;
         thence South 88 degrees 40' 15" West 1253.68 feet to the
                  Northeast corner of the North 695.00 feet of said East half;
         thence continuing South 00 degree 10' 08" East 2.86 feet along said East line to a point on the Northwesterly Right-of-Way line for "Brown
                  Road" as set forth in instrument recorded in Docket 9044, page 91 records of said County;
         thence along said Northwesterly Right-of-Way, along a curve to the left having a radius of
                  470.74 feet, a delta of 32 degrees 30' 03", and a chord bearing and distance of South 35 degrees 19' 23" West, 263.46 feet, to a Point of Spiral
                  Curve;
         thence continuing along said Northwesterly Right-of-Way, along said spiral curve to the left, having an "A" of 10 and a chord bearing and distance of South 14 degrees 10' 49" West, 115.49 feet, to a Point of Curve;
         thence continuing along said Northwesterly Right-of-Way, along a curve to the left having a radius of 3183.02 feet, a delta of 00 degree 52'
                  34" and a chord bearing and distance of South
                  10 degrees 25' 43" West, 48.66 feet to the most Southerly corner of that certain parcel described in said Memorandum of Lease;
         thence along a non-tangent line North 12 degrees 58' 08"
                  West (Record North 12 degrees 43' West) 381.00 feet to a point on the South line of the North
                  695.00 feet of said Northwest quarter of the Northeast quarter, said point being South 88 degrees 40' 15" West, (Record South 88 degrees 47' West)
                  275.00 feet from the East line of said
                  Northwest quarter of the Northeast quarter;
         thence South 88 degrees 40' 15" West 349.01 feet along said South line of the North 695.00 feet as set forth in said Memorandum of Lease;

                                     ANNEX A
                    (to Deed of Trust and Security Agreement)

                                EXCLUDED PROPERTY



          The property covered by the following U.C.C. filing Statements constitutes Excluded Property hereunder:


FILING LOCATION:                                  SECRETARY OF STATE, ARIZONA

DEBTOR:                                           Healthcare Service America

SECURED PARTY:                                    Comstock Leasing

FILING NO.:                                       481266

DATE FILED:                                       April 10, 1987

COLLATERAL:                                       Leased copier equipment





FILING LOCATION:                                  SECRETARY OF STATE, ARIZONA

DEBTOR:                                           Healthcare Services of America

SECURED PARTY:                                    Comstock Leasing

FILING NO.:                                       482958

DATE FILED:                                       April 24, 1987

COLLATERAL:                                       Leased office equipment

                                   SCHEDULE I

                                   Purchasers



Aetna Life Insurance Company
Hartford, Connecticut 06156

Monumental Life Insurance Company
c/o Monumental Corporation
Baltimore, Maryland 21202

Connecticut Mutual Life Insurance Company
Hartford, Connecticut 06154

                                   SCHEDULE II

                               Assigned Agreements



                                      NONE.











































                                   Schedule II
                    (to Deed of Trust and Security Agreement)

                                  SCHEDULE III

                                 Pledged Shares



                                      NONE.











































                                  Schedule III
                    (to Deed of Trust and Security Agreement)